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                                                                   EXHIBIT 23.6

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference in the Registration Statement of Patriot American Hospitality, Inc. and Patriot American Hospitality Operating Company on Form S-3 (File No. 333-29671) of our report dated January 15, 1996, on our audits of the financial statements of Certain of the Initial Hotels, which report is incorporated herein.

                                          /s/ COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
July 11, 1997